FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 21, 2004

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649               58-1654960
(State or other         (Commission           (IRS Employer
jurisdiction of          File Number)      Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code
(813) 283-7000

Former name or former address (if changed since last report)
NOT APPLICABLE

Item 9.  	REGULATION FD DISCLOSURE.

On July 21, 2004, the Registrant issued
a news release entitled "Checkers(R)/Rally's(R)
Managers' Awards Nearing $40,000 in Prizes
Circuit City(R) Bonanzas Part of Company's
Award-Winning Incentive Programs", a copy of which is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:   Keith E. Sirois
Title:  Director, CEO and President
Dated:  July 21, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1		Press Release, dated July 21, 2004

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	Kim Francis
		MARC PR
		412-562-1186
		kfrancis@marcusa.com

Checkers(R)/Rally's(R) Managers' Awards
Nearing $40,000 in Prizes Circuit City(R)
Bonanzas Part of Company's Award-Winning
Incentive Programs

TAMPA, FL - July 21, 2004 - Checkers
Drive-In Restaurants, Inc., (NASDAQ:
CHKR), the nation's largest double
drive-thru chain, recently awarded
another one of its top-performing
managers with nearly $10,000 worth
of electronic prizes. This fourth
Circuit City(R) Bonanza event, which
took place on July 16th, brings the
grand total of electronic prizes awarded to approximately $40,000 during the year.
Prizes have included a 53-inch TV, DVD
player, digital camera, home computer
with Internet access, and a collection of DVDs.

"Our employees are key to Checkers(R)/Rally's(R) success, so we're proud to reward our top managers with these great prizes through our Circuit City Bonanzas," said Steve
Cohen, Senior Vice President of Human
Resources at Checkers Drive-In Restaurants,
Inc. "The Circuit City Bonanza is just
another example of Checkers/Rally's employee incentive programs that support both our franchise and Company store community by helping motivate employees, improve store-level performance, and reduce employee turnover. I congratulate these managers and their crews for their outstanding performance this year."

The four winning managers included Angela
Cunningham, Rally's Company store manager from Indianapolis, Indiana; Amanda Walker,
Checkers Franchise store manager from California, Maryland; Barbara Aguirre, Rally's Franchise store manager from Lancaster, Ohio; and Byron
Henderson, Rally's Franchise store manager from St. Louis, Missouri.

"This is a great program," said Amanda Walker, Checkers manager from California, Maryland, who was flown to Tampa where she sprinted through Circuit City for ten minutes collecting signs, each representing an electronic prize. "All of my hard work definitely paid off, and I'm glad to be able to share prizes with my crew because it takes a team to succeed."

Checkers Drive-In Restaurants, Inc. was recently awarded the 2004 American Business Award(SM) for
Best Human Resources Executive and the 2003
People and Performance Award for its outstanding employee recognition programs, including the 2003
"Speed to Succeed" program where cars are awarded on a monthly basis. Checkers/Rally's attributes much of its recent turnaround to its investment in people through recognition and training programs.

Through the Company's manager incentive programs, top-performing Checkers/Rally's managers across the country have been awarded 56 vehicles over the past three years.

Checkers Drive-In Restaurants, Inc.

Checkers Drive-In Restaurants, Inc.
(www.checkers.com) is the largest double drive-thru restaurant chain in the United
States. The Company develops, produces,
owns, operates and franchises quick service
"double drive- thru" restaurants.

Except for historical information, this
announcement contains "forward-looking" and
"Safe Harbor" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities
Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of
1995. These forward-looking and Safe Harbor statements reflect management's expectations based upon currently available information and data; however, actual results are subject to future events and uncertainties, which could cause actual results to materially differ from those projected in these statements.

Further information regarding factors that could affect the company's financial and other results is included in the company's
Forms 10Q and 10K, filed with the Securities and Exchange Commission.